THE PARNASSUS INCOME FUNDS

Quarterly Report March 31, 2007

Investing with a Conscience

Parnassus Equity Income Fund

Parnassus Fixed-Income Fund

Parnassus California Tax-Exempt Fund

Parnassus Equity Income Fund–Investor Shares	(PRBLX)

Parnassus Equity Income Fund–Institutional Shares	(PRILX)

Parnassus Fixed-Income Fund	(PRFIX)

Parnassus California Tax-Exempt Fund	(PRCLX)

THE PARNASSUS INCOME FUNDS

May 7, 2007

DEAR SHAREHOLDER:

Enclosed are reports for the first three months of 2007 for the Parnassus Income Funds: the Equity Income Fund, the Fixed-Income Fund and the California Tax-Exempt Fund. For each fund, we discuss how we performed and what contributed to the performance.

We’re pleased to announce the addition of Ben Allen as a co-portfolio manager for the Fixed-Income Fund. Todd Ahlsten will continue to be the lead portfolio manager for the Fund. Ben will also continue his duties as the portfolio manager for the California Tax-Exempt Fund and as a senior research analyst, while Todd will continue to be the sole portfolio manager for the Equity Income Fund. Ben’s done a great job at Parnassus since he joined the firm in 2005, and we’re confident that he and Todd will continue to manage the Fixed-Income Fund well. As some of you may remember, Ben interned at Parnassus in the summer of 2004 while he was an MBA student at the University of California, Berkeley. Before business school, he was with Morgan Stanley, working in the venture capital group and also in the investment banking division. As side note, Ben and I were in the same investment banking analyst class at Morgan Stanley, and Ben’s older brother, David, interned for Parnassus in 1990. We’re fortunate to have Ben here at Parnassus.

Electronic Document Delivery

We’ve been working for some time on the electronic delivery of fund documents, and now we can deliver your prospectuses, statements and other fund materials electronically, which will save a few trees. To sign up for electronic delivery, log onto your account at www.parnassus.com, select Update Your Info and then go to Document Delivery Preferences. You can select from different options for each type of document. For example, you can choose to continue receiving these reports by mail and receive your statements by electronic notification. As always, we continue to offer our shareholders new services and we appreciate your feedback and suggestions.

Before the reports begin, though, my father, Jerome Dodson, describes a scholarship program that he and my mother, Thao Dodson, are sponsoring in Vietnam. I think you’ll find it interesting.

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Thank you for being an investor with Parnassus.

Yours truly,

Stephen J. Dodson

Executive Vice President and Chief Operating Officer

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DEAR SHAREHOLDER:

Before Todd and Ben talk about each fund, I would like to tell you about a trip I took to Vietnam in March. Below you will find a picture of my wife, Thao Nguyen Dodson, and me with a group of Vietnamese schoolgirls. In the upper left-hand corner of the photograph, you will notice a star, a hammer and sickle and a bust of Ho Chi Minh. Appearances to the contrary notwithstanding, I have not gone communist. I’m a confirmed and committed capitalist and very likely to remain so.

The occasion for the photo was a trip in March by Thao and me to Vietnam to check out our program to provide scholarships to 100 girls all over Vietnam. This picture was taken in the Village of Tan Ly in Nam Dinh Province which is about 130 kilometers from Hanoi in North Vietnam. Thao was born in Tan Ly and after returning there a few years ago decided that she wanted to do something for underprivileged girls in Vietnam. Twelve of the 100 scholarship girls live in Tan Ly. The ceremony was held in the village meeting hall, hence the communist symbols.

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Although Vietnam has a public school system, it does not pay for things like uniforms, books and supplies. Many girls from poor families are unable to attend school because they cannot afford these things. Our scholarship program supplies the money to buy the uniforms and school supplies, as well as other basic needs such as food or a bicycle to get to school.

The Vietnam office of the San Francisco-based Asia Foundation has done a wonderful job of administering the program. With a local partner, the Foundation picks the girls and makes sure the program functions properly. The Foundation has a program called Give2Asia, which provides a mechanism for individuals to contribute or start charitable programs in Asia.

What’s remarkable is how a very modest sum of money can change lives. For example, our scholarship program in Vietnam costs only $200 per girl, so a minimum contribution of $1,000 can send five girls to school for a year, and there is a minimum commitment of four years to keep the girls in school during their critical formative years.

For any of you who may want to sponsor a program in Asia, you should contact the Give2Asia program at the Asia Foundation (www.asiafoundation.org). If you’re interested in helping Thao and me expand our program to include more Vietnamese girls, call, write or e-mail me at Parnassus Investments. It would be great to have you as a partner.

Jerome L. Dodson

President

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EQUITY INCOME FUND

As of March 31, 2007, the total return for the Equity Income Fund – Investor Shares for the first quarter was 3.48%. This compares to a gain of 0.64% for the S&P 500 Index (“S&P 500”) and a return of 1.52% for the average equity income fund followed by Lipper Inc. We are pleased that the Fund is off to a great start in 2007. Our first quarter return outperformed the S&P 500 by 2.84%. While our three-year return is slightly below the S&P 500 because the Fund was underweight rising energy stocks during most of that time, our longer-term results are excellent. The Fund’s five- and ten-year results beat the S&P 500 for each period.

The table below compares the performance of the Fund with the performance of the S&P 500 and Lipper Equity Income Fund Average over four different time periods.

Average Annual Total Returns for periods ended March 31, 2007	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

EQUITY INCOME FUND– INVESTOR SHARES	12.81%	9.13%	7.78%	11.19%	1.07%	1.00%

S&P 500 Index	11.83%	10.07%	6.26%	8.20%	NA	NA

Lipper Equity Income Fund Average	14.60%	12.07%	8.23%	8.92%	NA	NA

The performance of Institutional Shares will differ from that shown for the Investor Shares to the extent that the Classes do not have the same expenses or inception date. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999–3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do. On March 3, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. As described in Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, through April 30, 2008.

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First Quarter Recap

I am pleased that we had a great first quarter as our return of 3.48% was well above the 0.64% gain for the S&P 500. We were able to generate a good return during a bumpy environment as the S&P 500 ranged from a gain of 3.1% to a loss of 3.3% during the quarter. After a strong start to the year, the weak housing market, high oil prices and a mini-stock market crash in China pushed the S&P 500 down 5.5% between February 22 and March 14. Once the dust settled and investors realized that the U.S. economy was resilient, the stock market recovered in the last two weeks of March.

Like a winning baseball team, there were several contributors to the Fund’s good results. The biggest home run hitter was the healthcare sector, where the combination of an overweight position and good stock-picking boosted our return by 1.56% versus the S&P 500. Going into the year, we liked the healthcare industry because its growth prospects seemed strong despite the outlook for a slowing economy. Our research team found some good long-term investments in the sector that helped our performance.

The second biggest contributor to our performance was energy, which increased our return by 1.27% versus the S&P 500. After an unusually warm December, Old Man Winter woke up from his slumber and slammed the Northeast around mid-January. This boosted demand for natural gas and our energy stocks soared. In addition, when oil plunged from $61 per barrel at the start of 2007 to $51 on January 22, I began adding to our socially responsible energy holdings. Oil prices bounced back to $65 by the end of the quarter which also pushed our energy stocks higher.

We have made investments in renewable energy with the hopeful thesis that it will become a much bigger portion of the nation’s future consumption. We have also made safer energy investments in natural gas, the cleanest of non-renewable resources. In essence, demand is strong and new supply is limited. According to most industry executives, the average natural gas well in the United States produces 32% less gas each year. Due to these high decline rates, according to the American Oil & Gas Reporter, U.S. companies are now drilling three times as many natural gas wells per year versus 1996 just to keep production flat. For natural gas supply, we are running up the down side of an escalator because older, more lucrative

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fields are generating less production. At the same time, a big chunk of the new wells are being drilled in unconventional areas, which have low permeability and require new drilling technology to be viable sources. These are areas such as gas shales, tight gas sands and coalbed methane. We need to find a huge amount of gas as demand is on the rise from industrial and heating requirements. In addition, there is talk of potential legislation calling for new power plants to be fueled by cleaner-burning natural gas versus more pollution-heavy coal. As a result, I expect natural gas prices to move higher in the long-term. Our overweight natural gas position was a nice contributor to our first quarter results.

The final major contributor to the Fund’s outperformance was our underweight position in financial services, which added 0.83% to our return versus the S&P 500. About 18 months ago, we became very concerned about the housing market and the sub-prime mortgage sector. In addition, rising short-term interest rates were starting to squeeze the amount of money banks made on loans. In response, we decided to underweight the financial sector back in mid-2005. Unfortunately, we were about 18 months too early, as many financial stocks rose significantly during 2006 which hurt our performance last year versus the S&P 500. However, after a few years of warnings, the chickens finally came home to roost during the first quarter. As was widely reported in the media, the housing sector began to show signs of a steep downturn, with the most pain felt by banks exposed to sub-prime mortgages. In addition, many banks are reporting smaller profit margins on loans and their stocks fell during the first quarter. I am concerned that potentially two million homeowners could face foreclosure and I hope that lending standards improve to cushion people from future losses.

Company Analysis

The Fund had only one stock that hurt the NAV significantly. Healthcare giant Johnson & Johnson caused the biggest drag on the Fund, costing us 6¢ on the NAV as it declined 8.7% from $66.02 to 60.26. After turning in a good performance in 2006, the shares are facing a more uncertain outlook in 2007. The second half of this decade may see earnings growth slow from the solid double-digits to the single-digits, as the company’s pharmaceutical and medical devices business face challenges. The company’s anemia, schizophrenia and heart stents have been struck simultaneously by the headwinds of safety concerns and competition. Unless management takes measures to improve new product development, we will be reconsidering our position in Johnson & Johnson.

We were fortunate to have many profitable investments in the quarter and six stocks added at least 6¢ to the NAV. Chemed was the biggest contributor to the Fund for the quarter, adding 18¢ to the NAV as the stock gained 32.4% from $36.98 to $48.96. Chemed is the parent company of two businesses. The larger of the two is VITAS, a leader in the hospice industry. The other business is Roto-Rooter, the well-known provider of plumbing and drain-cleaning services. While both segments performed well in the most recent quarter, the stock rose because of improved performance at VITAS, where growth and profitability exceeded expectations.

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VITAS has excellent long-term prospects as it is the best-in-class operator in the hospice industry. Parnassus senior analyst Ben Allen likes the hospice business, because there is a minimal risk that Washington officials will cut its Medicare reimbursement. This is because the service offers relatively inexpensive palliative care to terminally ill patients who choose to forgo curative care. Furthermore, because of the nature of its business, we believe VITAS would be insulated from any slowdown in the economy. More important than these economic benefits is the fact that hospice offers a profoundly different, and often preferred, option for terminally ill patients and their families. For them, hospice offers physical, emotional and spiritual services so that a dying person can exit life in a dignified and comfortable way.

Our second biggest winner was Valero Energy Corporation, one of the nation’s largest refiners. The stock jumped 26.1% during the first quarter from $51.16 to $64.49 which boosted the NAV by 15¢. Valero is off to a great start in 2007 because of a jump in crack spreads, which determines how much profit the company makes by turning a barrel of oil into gasoline. Based on strong demand, less imports and unplanned industry outages, the company’s year-to-date Gulf Coast crack spreads are up 23% versus last year. We like the business longer-term because there is a shortage of refining capacity in the United States.

Invitrogen, the company that makes research kits for biotechnology and pharmaceutical research rose 12.5% for the quarter to $63.65 from $56.59. This added 9¢ to our share price. After disappointing sales during the third quarter of 2006, the company reported better fourth quarter results in February. The company has re-focused its sales force on higher-margin products which would boost profits this year.

Drug distributor McKesson has always impressed us as a well-managed company, particularly with the complexity of its business. The company was our fourth strongest gainer, contributing 9¢ to the NAV as it rose 15.5% from $50.70 to $58.54. The company is on track to increase margins due to disciplined pricing, a continuing flow of generic products and the leverage in its business model. We also like the tremendous flexibility McKesson’s balance sheet and strong free cash flow provide. These sources of cash can just as readily be redeployed into the business or into shareholder-friendly initiatives such as share repurchases.

Our largest energy investment, oil and gas exploration company Apache, added 8¢ to our share price as the stock climbed 6.3% to $70.70 from $66.51. We believe the company is positioned to have a good year as production climbs in the North Sea, Australia and Egypt and rebounds in the Gulf of Mexico. Over the long term, Apache’s management have done a great job as they have built oil and gas reserves for 21 straight years. We also like the company because it is a good corporate citizen. In Egypt, the company is an ardent supporter of a project called Springboard which builds schools for girls in rural areas who otherwise wouldn’t have an education.

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According to the company, Springboard can build a one-room schoolhouse and can teach 30 girls for $15,000. I had dinner with Apache’s CEO Steven Farris in New Orleans during early April, and his eyes lit up when he said that over 7,000 girls in Egypt have now been taught at Springboard schools. He went on to say that Apache plans on operating in Egypt for a “long, long time, and we want to work hard to do the right things with the community.” The company’s CFO, Roger Plank, said in a recent interview with The Oil & Gas Financial Journal that he witnessed firsthand “girls with dirty clothes and flies buzzing around their heads with huge smiles on their faces because they’re having a school built.”

Hospira, a hospital supply company, added 6¢ to the NAV as the stock rose 10.9% from our average cost of $36.87 to $40.90. Our new healthcare analyst Pearle Lee made it her first pick upon joining us full-time in January. The company has been working through the complex process of establishing its independence from parent company Abbott Laboratories. Hospira has also recently completed the buyout of an Australian generics company, Mayne Pharma. We believe these two events set the stage for significant outperformance in Hospira’s shares. The company so far has delivered on this promise, as it announced that sales look stronger than expected for 2007.

Strategy

Our strategy is to own better-than-average businesses that trade for lower-than-average prices. In addition, our analysts search for growth companies that trade at value prices. I am excited that our current portfolio contains high-conviction investments that match the two criteria listed above. The average return on equity for the Fund is 31% versus 22% for the S&P 500. The Fund’s average price/earnings ratio, or PE, is 15.2 times forward earnings versus 15.0 for the S&P 500, therefore, we own strong businesses without paying premium prices. Finally, the average five-year earnings growth rate we expect for our portfolio stocks is 12.1% versus 11.5% for the S&P 500. As a result, I feel this combination of owning superior businesses at value prices positions the Fund for good potential returns.

As of this writing, the S&P 500 looks slightly undervalued, trading at a PE of 15.0 times estimated 2007 earnings. I anticipate the S&P 500 could generate an 8%–10% gain for the year given current conditions. Typically, I would be even more bullish given the reasonable valuation. However, the big story from my view is slowing corporate earnings growth. For every year since 2003, the average S&P 500 company has grown profits at a mid-teens rate or better. Unfortunately, for 2007, we expect earnings to grow much more slowly at a 6.5% rate. There are two main reasons for this decelerating growth. First, the economy is slowing down, a result of the weakening housing market and the normal business cycle. As we are in the sixth year of an economic expansion after 9/11 and the dot-com implosion, we should expect growth to become more moderate. While we don’t expect a recession, economic growth could slow from 3.3% in 2006 to around 2% for 2007.

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The second reason why we feel corporate earnings growth will become more moderate in 2007 is because profit margins for businesses seem to be peaking. In each of the past five years, the aggregate profit margin for the S&P 500 has increased, with 2006 posting a 10.3% net margin, well above the 20-year average of 5.7%. Businesses have been able to expand profit margins due to strong global growth and expanded productivity from workers, facilities and capital. However, our analysis indicates that assets and workers can only be stretched so far in one economic cycle. We expect corporate profit margins to remain flat as productivity slows. The data is starting to show this trend as the U.S. Department of Labor reported in March that productivity growth slowed to just 1.4% in the fourth quarter of 2006 versus a year earlier. In contrast, labor productivity growth has averaged 3% during this past economic expansion, peaking at over 4% at times in 2003 and 2004. As a result, we feel this trend of slowing productivity, in combination with threats such as high energy prices, could put a lid on corporate profit margins.

In response to this decelerating growth, our biggest overweight position is in the healthcare sector. The reason is that healthcare expenditures appear less sensitive to overall economic activity than other sectors of the economy. We have found several good companies in biotechnology, life sciences and healthcare services with earnings that we believe should grow well even in an economic slowdown. Our second largest overweight position is in technology where we own several great companies. Linear Technology, a company that makes analog and mixed signal chips for devices such as cell phones and medical equipment, has offered a sustainable 15%–20% long-term growth rate but only trades at 18 times forward earnings. I also like the investment because the company has $1.8 billion in cash, no debt and has paid a dividend every year since 1993.

The Fund’s final major overweight position is energy. While I talked about my positive outlook for natural gas earlier, oil prices also seem destined to go higher. In essence, global oil demand is very strong and it’s getting harder to find new supply around the world. Aging fields that have hit peak production are starting to decline. For instance, production from Mexico’s Cantarell oil field, the world’s second largest, unexpectedly declined an astonishing 20% last year according to the Mexican Energy Ministry. This field, which produces 2% of the world’s oil, was discovered in the 1960s by a fisherman named Rudesindo Cantarell, a man who was constantly getting his nets soaked in oil as he fished off the Yucatan coast. After an amazing 12 billion barrels of oil production since 1971, the Cantarell Field is starting to dry up. Its production is expected to decline another 30% by 2010 according to Wood Mackenzie, an energy consulting firm. Put into context, this decline is equal to about 12% of the entire U.S. oil output. That is a lot of production that needs to be replaced. Moving across the globe, some analysts predict Saudi Arabia’s largest field, named Ghawar, which produces over 6% of the world’s oil, could also begin to decline within the next 10 years.

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Our energy investment strategy is to avoid the large players such as Exxon, Chevron and ConocoPhillips because of their weak environmental records. Instead, our analysts have worked hard to find companies that have better track records and are committed to more positive environmental policies. Given our socially responsible framework and view that high energy prices are probably here to stay, our team is also looking for attractive investments in renewable energy. These investments must meet our valuation and financial guidelines to be included in the portfolio. As of this writing, we have two portfolio companies that have wind energy investments and are evaluating several in the solar supply chain.

The Fund’s biggest underweight position continues to be financial services. We feel the sub-prime mortgage problems and weak housing market will take at least another year to hit bottom. In addition, our analysis indicates banks may continue to make lower margins on loans throughout 2007 because of higher short-term rates. We are also underweight in consumer discretionary, consumer staples and industrial sectors given our view of a slowing economy and high energy prices.

Overall, our team has high conviction in the portfolio investments. I have over 70% of my liquid net worth in the Fund and recently bought more shares.

Social Notes

A few years ago, when I was back in Minnesota visiting my 85 year-old grandmother, I noticed she had a utility bill on the counter from the Otter Tail Power Company. After learning from a few locals that Otter Tail had been around a long time, I decided to take a look at the stock upon returning to San Francisco. We ended up making an investment in Otter Tail and the stock has done well for the Fund.

Otter Tail Corporation is a company that can participate in the tremendous growth in alternative energy while trading at a value multiple. Otter Tail is primarily an electric utility company, but it also produces pipes, material and handling trays, horticulture containers, wind towers, contract machining and metal parts. It also sells medical equipment, runs a food processing business and offers fiber optic and electric distribution systems, wastewater and HVAC systems construction, plus transportation and energy services. A division of the company, Otter Tail Power Company, provides electricity to more than 250,000 people in Minnesota, North Dakota and South Dakota. Here at Parnassus in the past year, we’ve received numerous shareholder questions about our investments in renewable energy. We are wary of any hot sector sporting astronomical prices in comparison to their earnings or cash flows. Many niche companies in the solar, wind or ethanol sectors fall into this category. Nonetheless, we are actively looking for opportunities to put shareholders’ money to work in companies developing and offering clean energy alternatives at reasonable valuations. Last year, Otter Tail issued a request for proposals (RFP) for long-term renewable energy supply contracts. Interest in clean

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energy has been pushed in the region by renewable energy standards for utilities passed in both Minnesota and North Dakota. Otter Tail selected FPL Energy’s proposal, which will build the single largest wind farm in the state of North Dakota. We are proud to be owners of the Otter Tail Company.

Social Spotlight

At Parnassus, part of our philosophy of investing responsibly means investing back into our communities. The Equity Income Fund invests up to 2% of net assets with institutions that offer credit and financial services to organizations working to benefit low-income communities. While the majority of the Equity Income Fund’s investments of this kind are in CDs and loan funds held in community banks around the United States, I’m excited to report we made our first development investment overseas. In March, the Equity Income Fund invested $500,000 in MicroVest’s MV1, LP debt offering, which pays 5.5% annually in interest. MicroVest’s loan portfolio is allocated among13 countries: Russia, Bosnia, Romania, Georgia, Ecuador, El Salvador, Nicaragua, Peru, Mexico, Mongolia, Kazakhstan, Kyrgyzstan and the United States MicroVest is based in Bethesda, Maryland.

MicroVest offers loans to organizations collectively known as MFIs, or “microfinance institutions” that, in turn, provide loans to the entrepreneurial poor in developing countries. Microfinance, or loans and financial services to micro-entrepreneurs, are so named because the businesses are so small that they operate outside the formal economy. Nonetheless, these small, unregistered enterprises (rarely with annual profits in excess of $5,000) provide as much as 60% of total employment and 10%–15% of the GDP in many developing countries. The loans provided to micro-entrepreneurs are generally less than $2,000.

For Parnassus, microfinance offers a practical approach to addressing poverty. It offers significant benefits to tiny businesses that would otherwise be constrained by the capital they could borrow from friends, family and local loan sharks. Micro-finance clients are typically self-employed in their household as farmers, petty traders, shopkeepers, and street vendors. Small loans can help build viable businesses, increase income, employ family and neighbors and reduce vulnerability to external shocks, such as death, illness or crop failure. If the cash is controlled by women in the household, the income has attendant benefits on food security, children’s education, as well as sanitary and health improvements. More-over, for women secluded from the public space, small business transactions can also build confidence and empowerment. For these reasons, women are often preferential micro-finance clients.

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We are cognizant of investing shareholder dollars profitably and responsibly. We selected MicroVest because they offer a competitive rate of return, create a portfolio diversified among countries to limit geo-political risk, and carefully screen for trustworthy MFIs that run sound portfolios. In addition, MicroVest has an experienced, in-house team that regularly travel to do their own due diligence, monitoring and technical support, rather than outsourcing this to agents who may be less experienced, or have connections to the MFIs (and therefore have built-in conflicts of interest).

We hope our shareholders are as happy as we are about this global expansion of the Equity Income Fund’s community development investments.

Thank you for investing in the Parnassus Equity Income Fund.

Yours truly,

Todd C. Ahlsten

Portfolio Manager

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FIXED-INCOME FUND

As of March 31, 2007, the net asset value per share (NAV) of the Fixed-Income Fund was $16.06, After taking dividends into account, the total return for the quarter was 0.74%. This compares to a gain of 1.35% for the average A-Rated bond fund followed by Lipper Inc. and a return of 1.50% for the Lehman U.S. Aggregate Bond Index. While we underperformed this quarter, we’re pleased to report that our longer-term returns are still excellent as the Fund’s three-, five- and ten-year returns beat the Lipper A-rated Bond Fund Average for every period.

Below is a table that compares the performance of the Fund with that of the Lehman U.S Aggregate Bond Index and the average A-Rated bond fund followed by Lipper. Average annual total returns are for the one-, three-, five-, and ten-year periods. The 30-day SEC yield for March 2007 was 4.04%.

Average Annual Total Returns for periods ended March 31, 2007	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

PARNASSUS FIXED-INCOME FUND	6.04%	3.85%	5.84%	5.93%	0.93%	0.88%

Lipper A-Rated Bond Fund Average	6.07%	2.91%	5.20%	5.86%	NA	NA

Lehman U.S. Aggregate Bond Index	6.59%	3.31%	5.35%	6.46%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Lehman U.S. Aggregate Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do. As described in Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.87% of net assets, exclusive of acquired fund fees, through April 30, 2008.

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First Quarter Review

After posting a terrific 2006, we generated a positive return for the first quarter but underperformed the Lipper average by 0.61%. Going into 2007, we positioned the portfolio for higher interest rates. Unfortunately, weaker than expected economic data pushed rates lower. The Fund underperformed because we had a shorter duration than our peers. Simply put, duration measures how much in percentage terms a bond price will move for a 1% change in interest rates. Since bond prices rise when interest rates fall, our bond investments rose less than our peers due to the Fund’s shorter duration. Currently our portfolio’s average duration is 4.0 years versus 4.5 years for the Lehman U.S. Aggregate Bond Index.

Fixed-Income Fund at March 31, 2007

(percentage of net assets)

Portfolio Composition

Long-Term Securities:
Financial Services	22.7%
Long Term U.S. Government and Agency Securities	13.5%
Information Technology	13.4%
Biotechnology	8.4%
Natural Gas	2.0%
Electronics	1.5%
Retail	0.6%
Short-term Securities:
Short-term U.S. Government and Agency Securities	30.6%
Other Short-term investments, Other assets and liabilities	7.3%

Portfolio characteristics and holdings are subject to change periodically.

Our prediction that rates would rise was accurate for the first month of the quarter, as the 10-year Treasury rate quickly rose from 4.71%, where it closed in 2006, to a high of 4.90% at the end of January. Then in late February, the bond market quickly changed course as the Dow Jones Industrial Average lost over 575 points in just four trading days. With stock prices dropping, investors flooded into the relative safety of the bond market which increased prices and drove down the 10-year Treasury yield to 4.51%. By the end of the quarter, stocks recovered and the 10-year rate rose to 4.65%, which helped our returns relative to our peers.

Another reason why we underperformed the Lipper average was that our convertible bond investments decreased in value during the quarter. This happened because we owned bonds of companies that experienced short-term stock price declines. Over the last few years, our convertible bonds have contributed positively to the Fund’s overall return and we believe that this will hold true for 2007.

Strategy

As we think about the remainder of 2007, we are focused on two broad themes: economic growth and inflation. We expect GDP growth, which was 3.3% in 2006, to slow to around 2% for 2007. A key reason is that productivity is tapering off. Productivity measures economic output per hour of work in the economy. This measure has been growing at an average of around 3% since the last recession in 2000–2001, helped in part by investments in technology. In 2006, productivity

The Parnassus Income Funds • Fixed Income Fund        15

grew at just 1.6%, which is well off the 4.1% peak of 2002. We expect productivity to increase in the 1.5% to 2.0% range for the rest of 2007, which tempers our growth outlook.

The second major theme that we’re focused on is inflation, and specifically, how a tight labor market will affect prices. The unemployment rate at the end of March was 4.4%, down surprisingly from the 4.5% rate that we saw at the beginning of the year. While this tight labor market is terrific news for someone trying to get a job, it could be a source of inflation because employers will have to offer higher wages to compete for fewer prospective workers. The data support this thesis as average hourly wages grew at a 4.0% annual rate as of the latest government statistics. We’re keeping a close eye on the data because high inflation reduces the value of bond prices.

There’s another very important reason why we pay attention to growth and inflation: because we know that Federal Reserve Chairman Ben Bernanke cares! In our last report, we wrote that we expected Bernanke and the Federal Open Market Committee to keep the short-term Federal Funds rate at 5.25% for at least six months. We still think that 5.25% is an appropriate level for the near term, given the offsetting effects of slowing growth and higher inflation. As for longer-term bonds like the 10-year Treasury, there could be a move from the quarter-ending rate of 4.65% to 5% by the end of the year. Because of this, we will maintain our relatively short duration to cushion the portfolio from losses in the event of an increase in long-term interest rates.

Another topic worth mentioning is the Fund’s exposure to mortgage-related bonds. We have been concerned for some time about loose lending policies, and therefore avoided bond issuers who were meaningfully exposed to the sub-prime segment of the mortgage market. In the first quarter, this decision helped our portfolio as several sub-prime mortgage companies posted spectacular declines in the stock market, which sent a ripple effect into the mortgage-bond market.

Finally, we’d like to welcome Ben Allen to the portfolio management team of the Fixed-Income Fund. As co-portfolio manager, Ben will assist Todd in formulating the strategy of the Fund and evaluating investment opportunities. Ben brings great analytical skills to the team and will be of great value to our shareholders. Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly,

Todd C. Ahlsten	Ben Allen

Portfolio Manager	Co-Portfolio Manager

16        The Parnassus Income Funds • Fixed Income Fund

CALIFORNIA TAX-EXEMPT FUND

As of March 31, 2007, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.56. Taking dividends into account, the total return for the quarter was a gain of 0.82%. This compares to a gain of 0.72% for the average California municipal bond fund followed by Lipper Inc. The average duration of the California Tax-Exempt Fund was 3.5 years during the quarter, versus 6.9 years for the Lehman Municipal Bond Index. Simply put, duration measures how much in percentage terms a bond price will move for a 1% change in interest rates.

Below you will find a table that compares our average annual total returns to various indices over the past one-, three-, five- and ten-year periods. The 30-day SEC yield for March 2007 was 3.08%.

Average Annual Total Returns for periods ended March 31, 2007	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

PARNASSUS CALIFORNIA TAX-EXEMPT FUND	3.70%	1.84%	3.85%	4.73%	0.92%	0.76%

Lipper California Municipal Bond Fund Average	5.05%	4.06%	5.15%	5.27%	NA	NA

Lehman Municipal Bond Index	5.43%	3.96%	5.50%	5.87%	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is on the Parnassus website (www.parnassus.com). Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities, and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do. As described in Fund’s current prospectus dated May 1, 2007, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.75% of net assets, exclusive of acquired fund fees, through April 30, 2008.

First Quarter Review

I am pleased to report that the Fund beat its benchmark for the first quarter of 2007. Going into the year, I positioned the portfolio to reduce losses in the event of rising interest rates. When interest rates fell in January and February, the fund lost ground

The Parnassus Income Funds • California Tax-Exempt Fund        17

relative to its peers. Rates started to climb in March, which allowed the Fund to finish the quarter ahead of the Lipper average by 0.10%. This result is consistent with my long-term goal of balancing current income with capital preservation.

Outlook

In my most recent shareholder letter, I wrote that the economic outlook for 2007 was mixed. Three months into 2007, my view into the economic future remains murky. The first quarter saw both positive and negative economic data. On the positive side, our economy had good job creation and a low 4.4% unemployment rate, down from last quarter’s 4.5% rate. Related to this strong job market, wage growth has grown briskly, enabling the American consumer to continue fueling economic expansion. While a healthy labor market is good news, it does fuel inflationary pressure since companies often raise prices to compensate for higher wages.

The biggest negative in the quarter was weakness in housing. Corporate spending on durable goods like equipment and machinery was also weak. These factors bear watching, because they could be the early signs of an economic slowdown. On the other hand, slower growth could help temper any inflationary pressure from the tight labor market. Because of these contrasting forces, I expect the Federal Reserve Board, and its Chairman Ben Bernanke, to hold the short-term interest rate at 5.25%. As for long-term interest rates, I expect rates to drift up from their current level. Therefore, I will continue to maintain a defensive posture in the portfolio to position the Fund for positive returns and reduced risk.

Thank you for investing in the Fund.

Yours truly,

Ben Allen

Portfolio Manager

18        The Parnassus Income Funds • California Tax-Exempt Fund

THE EQUITY INCOME FUND

Summary Portfolio as of March 31, 2007 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
650,000	Apache Corp.	$45,955,000	$70.70	5.3%
650,000	J.P. Morgan Chase & Co.	31,447,000	48.38	3.6%
47,500	Google Inc.	21,762,600	458.16	2.5%
450,000	AFLAC Inc.	21,177,000	47.06	2.5%
1,100,000	Intel Corp.	21,043,000	19.13	2.4%
275,000	3M Co.	21,018,250	76.43	2.4%
650,000	Linear Technology Corp.	20,533,500	31.59	2.4%
340,000	Johnson & Johnson	20,488,400	60.26	2.4%
300,000	Valero Energy Corp.	19,347,000	64.49	2.2%
815,000	Foot Locker Inc.	19,193,250	23.55	2.2%
300,000	Invitrogen Corp.	19,095,000	63.65	2.2%
568,000	Tower Group Inc.	18,300,960	32.22	2.1%
365,000	Chemed Corp.	17,870,400	48.96	2.1%
300,000	McKesson Corp.	17,562,000	58.54	2.0%
400,000	Sigma-Aldrich Corp.	16,608,000	41.52	1.9%
275,000	Target Corp.	16,296,500	59.26	1.9%
165,000	International Business Machines Corp.	15,552,900	94.26	1.8%
300,000	Rohm & Haas Co.	15,516,000	51.72	1.8%
375,000	Hospira Inc.	15,337,500	40.90	1.8%
500,000	Southern Union Co.	15,195,000	30.39	1.8%
525,000	W&T Offshore Inc.	15,188,250	28.93	1.8%
1,000,000	Tuesday Morning Corp.	14,840,000	14.84	1.7%
425,000	Wells Fargo & Co.	14,632,750	34.43	1.7%
549,100	STERIS Corp.	14,584,096	26.56	1.7%
450,000	WD-40 Co.	14,269,500	31.71	1.7%
210,000	Procter & Gamble Co.	13,263,600	63.16	1.5%
525,000	Pfizer Inc.	13,261,500	25.26	1.5%
160,000	Genentech Inc.	13,139,200	82.12	1.5%
225,000	Wachovia Corp.	12,386,250	55.05	1.4%
800,000	Annaly Capital Management Inc.	12,384,000	15.48	1.4%
400,000	IMS Health Inc.	11,864,000	29.66	1.4%
160,000	Sunoco Inc.	11,270,400	70.44	1.3%
435,000	Cisco Systems Inc.	11,105,550	25.53	1.3%
200,000	XTO Energy Inc.	10,962,000	54.81	1.3%
150,000	United Parcel Service Inc.	10,515,000	70.10	1.2%
230,000	ONEOK Inc.	10,350,000	45.00	1.2%
300,000	Sysco Corp.	10,149,000	33.83	1.2%
215,000	Walgreen Co.	9,866,350	45.89	1.1%
215,000	Northwest Natural Gas Co.	9,819,050	45.67	1.1%
300,000	Citrix Systems Inc.	9,609,000	32.03	1.1%
290,000	DENTSPLY International Inc.	9,497,500	32.75	1.1%
210,000	Whole Foods Market Inc.	9,418,500	44.85	1.1%
125,000	Cardinal Health Inc.	9,118,750	72.95	1.1%

The Parnassus Income Funds • March 31, 2007        19

THE EQUITY INCOME FUND

Summary Portfolio as of March 31, 2007 (unaudited) continued

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
250,000	Microchip Technology Inc.	$8,882,500	$35.53	1.0%
300,000	Endo Pharmaceuticals Holdings Inc.	8,820,000	29.40	1.0%
215,000	SLM Corp.	8,793,500	40.90	1.0%
300,000	Cedar Fair, LP	8,568,000	28.56	1.0%
420,000	Gevity HR Inc.	8,290,800	19.74	1.0%
150,000	Energen Corp.	7,633,500	50.89	0.9%
135,000	Amgen Inc.	7,543,800	55.88	0.9%
104,900	Teleflex Inc.	7,140,543	68.07	0.8%
200,000	Patterson Cos., Inc.	7,098,000	35.49	0.8%
575,000	BEA Systems Inc.	6,664,250	11.59	0.8%
140,000	Gen-Probe Inc.	6,591,200	47.08	0.8%
200,000	Texas Instruments Inc.	6,020,000	30.10	0.7%
150,000	Quicksilver Resources Inc.	5,965,500	39.77	0.7%
100,000	Harley-Davidson Inc.	5,875,000	58.75	0.7%
100,000	Canon Inc. (ADR)	5,368,000	53.68	0.6%
125,000	QUALCOMM Inc.	5,332,500	42.66	0.6%
100,000	Fiserv Inc.	5,306,000	53.06	0.6%
165,000	Lowe’s Cos., Inc.	5,195,850	31.49	0.6%
100,000	Smith International Inc.	4,805,000	48.05	0.6%
75,000	American Express Co.	4,230,000	56.40	0.5%
140,000	Intuit Inc.	3,830,400	27.36	0.4%
250,000	Informatica Corp.	3,357,500	13.43	0.4%
75,000	SAP AG (ADR)	3,348,750	44.65	0.4%
75,000	Autodesk Inc.	2,820,000	37.60	0.3%
75,000	Otter Tail Corp.	2,568,000	34.24	0.3%
50,000	Quest Diagnostics Inc.	2,493,500	49.87	0.3%
100,000	Seagate Technology	2,330,000	23.30	0.3%
285,000	O2Micro International Ltd. (ADR)	2,251,500	7.90	0.3%
50,000	McCormick & Co., Inc.	1,926,000	38.52	0.2%
100,000	Applied Materials Inc.	1,832,000	18.32	0.2%
25,000	Devon Energy Corp.	1,730,500	69.22	0.2%
100,000	Symantec Corp.	1,730,000	17.30	0.2%
50,000	Cytyc Corp.	1,710,500	34.21	0.2%
25,000	Best Buy Co., Inc.	1,218,000	48.72	0.1%
100,000	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,075,000	10.75	0.1%
25,000	eBay Inc.	828,750	33.15	0.1%

	Total common stocks	$849,967,849		98.3%

20        The Parnassus Income Funds • March 31, 2007

Summary Portfolio as of March 31, 2007 (unaudited) continued

Principal Amount $	Convertible Bonds	Market Value	Per Share	Percent of Net Assets
4,000,000	ExpressJet Holdings Inc. 4.250%, due 08/01/2023	$3,835,000	$95.88	0.4%

Number of Shares	Preferred Stocks	Market Value	Per Share	Percent of Net Assets
55,000	Zions Capital Trust B Preferred 8.000%, callable 09/01/07	$1,399,750	$25.45	0.2%
55,439	First Republic Preferred Capital Corp. Preferred 8.875%, Series B, callable 05/07/07	1,389,301	25.06	0.2%

	Total preferred stocks	$2,789,051		0.4%

	Total long-term investments	$856,591,900		99.1%
	Total short-term securities	$14,545,345		1.7%
	Other assets and liabilities	$(7,149,905)		– 0.8%

	Total net assets	$863,987,340		100.0%

	Net asset value as of March 31, 2007
	Investor shares	$25.63
	Institutional shares	$25.66

The Parnassus Income Funds • March 31, 2007        21

THE FIXED-INCOME FUND

Summary Portfolio as of March 31, 2007 (unaudited)

Number of Shares	Common Stocks	Market Value	Per Share	Percent of Net Assets
30,000	ONEOK, Inc.	$1,350,000	$45.00	2.0%

Principal Amount $	Corporate Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	Genentech Inc. 4.750%, due 7/15/2015	$2,884,497	$96.15	4.3%
2,800,000	Cisco Systems Inc. 5.500%, due 2/22/2016	2,819,370	100.69	4.2%
2,000,000	Merrill Lynch & Co. 6.500%, due 7/15/2018	2,153,214	107.66	3.2%
2,000,000	American Express Co. 5.500%, due 9/12/2016	2,019,362	100.97	3.0%
2,000,000	Wells Fargo & Co. 5.125%, due 9/15/2016	1,965,082	98.25	2.9%
1,500,000	Goldman Sachs Group Inc. 5.750%, due 10/1/2016	1,512,453	100.83	2.3%
1,000,000	Verizon Communications Inc. 5.550%, due 2/15/2016	1,000,618	100.06	1.6%
1,000,000	Goldman Sachs Group Inc. 5.625%, due 1/15/2017	990,498	99.05	1.5%
500,000	Wells Fargo Financial Inc. 6.850%, due 7/15/2009	517,589	103.52	0.8%
500,000	Goldman Sachs Group Inc. 6.650%, due 5/15/2009	515,515	103.10	0.8%
500,000	Bank One Corp. 6.000%, due 2/17/2009	507,102	101.42	0.8%
400,000	Target Corp. 7.500%, due 8/15/2010	429,835	107.46	0.6%

	Total corporate bonds	$17,315,135		26.0%

22        The Parnassus Income Funds • March 31, 2007

Summary Portfolio as of March 31, 2007 (unaudited) continued

Principal Amount $	Convertible Bonds	Market Value	Per Share	Percent of Net Assets
4,000,000	Intel Corp. 2.950%, due 12/15/2035	$3,460,000	$86.50	5.2%
3,000,000	Amgen Inc. 0.375%, due 2/1/2013	2,700,000	90.00	4.0%
1,500,000	Maxtor Corp. 6.800%, due 4/30/2010	1,666,875	111.13	2.5%
1,000,000	Cymer Inc. 3.500%, due 2/15/2009	1,030,000	103.00	1.5%

	Total convertible bonds	$8,856,875		13.2%

Principal Amount $	U.S. Government Agency Bonds	Market Value	Per Share	Percent of Net Assets
3,000,000	Federal Farm Credit Bank 5.410%, due 11/7/2016	$3,007,530	$100.25	4.5%
3,000,000	Fannie Mae 5.125%, due 4/22/2013	2,967,564	98.92	4.4%
2,000,000	Federal Home Loan Bank System 5.500%, due 11/7/2016	2,014,812	100.74	3.0%
2,000,000	Fannie Mae 5.250%, due 1/15/2009	2,011,744	100.59	3.0%
2,000,000	Freddie Mac 6.000%, due 9/19/2016	2,001,798	100.09	3.0%
1,000,000	Federal Home Loan Bank System 5.200%, due 8/13/2013	989,025	98.90	1.5%
1,000,000	Federal Home Loan Bank System 5.000%, due 5/28/2015	977,851	97.79	1.5%

	Total U.S. government agency bonds	$13,970,324		20.9%

	Total long-term investments	$41,492,334		62.1%
	Total short-term securities	$25,109,948		37.5%
	Other assets and liabilities	$262,898		0.4%

	Total net assets	$66,865,180		100.0%

	Net asset value as of March 31, 2007	$16.06

The Parnassus Income Funds • March 31, 2007        23

THE CALIFORNIA TAX-EXEMPT FUND

Summary Portfolio as of March 31, 2007 (unaudited)

Principal Amount $	Municipal Bonds	Market Value	Per Share	Percent of Net Assets
1,000,000	California State Public Works Board 5.375%, due 10/1/2013	$1,087,210	$108.72	6.9%
1,000,000	State of California 6.600%, due 2/1/2009	1,053,740	105.37	6.7%
1,000,000	San Francisco City & County Airports Commission 5.000%, due 5/1/2010	1,041,860	104.19	6.6%
1,000,000	ABAG Finance Authority for Nonprofit Corps 4.250%, due 11/15/2012	1,019,480	101.95	6.5%
960,000	California State Public Works Board 5.500%, due 12/1/2009	1,006,541	104.85	6.4%
910,000	California Statewide Communities Development Authority 4.500%, due 8/1/2010	922,294	101.35	5.9%
800,000	State of California 5.000%, due 7/1/2016	840,112	105.01	5.3%
700,000	State of California 6.100%, due 10/1/2009	741,006	105.86	4.7%
600,000	La Quinta Redevelopment Agency Tax Allocation 7.300%, due 9/1/2011	687,876	114.65	4.4%
625,000	San Mateo Redevelopment Agency 4.200%, due 8/1/2023	628,025	100.48	4.0%
500,000	California Infrastructure & Economic Development Bank 5.000%, due 10/1/2012	535,625	107.13	3.4%
500,000	Loma Linda Hospital 4.500%, due 12/1/2018	498,625	99.73	3.2%
450,000	Los Altos School District 5.250%, due 8/1/2010	474,206	105.38	3.0%
450,000	Morgan Hill Unified School District 4.900%, due 8/1/2013	473,310	105.18	3.0%
440,000	Los Angeles Unified School District 5.500%, due 7/1/2013	466,444	106.01	3.0%
450,000	Linda Fire Protection District 4.400%, due 5/1/2014	450,059	100.01	2.9%
410,000	Sacramento City Unified School District 5.750%, due 7/1/2017	437,286	106.66	2.8%
425,000	Rialto Redevelopment Agency 4.500%, due 9/1/2013	436,335	102.67	2.8%

24        The Parnassus Income Funds • March 31, 2007

Summary Portfolio as of March 31, 2007 (unaudited) continued

Principal Amount $	Municipal Bonds	Market Value	Per Share	Percent of Net Assets
415,000	Loma Linda Hospital 4.850%, due 12/1/2010	$432,613	$104.24	2.8%
395,000	County of San Diego 5.000%, due 9/1/2008	400,992	101.52	2.6%
300,000	California Health Facilities Financing Authority 5.000%, due 7/1/2009	308,169	102.72	2.0%
260,000	San Francisco Bay Area Transit Financing Authority 5.250%, due 7/1/2013	268,055	103.10	1.7%
250,000	Los Angeles County Metropolitan Transportation Authority 5.000%, due 7/1/2013	256,930	102.77	1.6%
215,000	California State Department of Water Resources 5.125%, due 12/1/2016	222,461	103.47	1.4%
200,000	City of Los Angeles 5.000%, due 6/1/2011	205,358	102.68	1.3%
200,000	Sweetwater Union High School District 4.250%, due 9/1/2017	198,996	99.50	1.3%
185,000	California State Department of Water Resources 5.125%, due 12/1/2016	191,055	103.27	1.2%

	Total municipal bonds	$15,284,663		97.4%

	Total short-term securities	$251,491		1.5%
	Other assets and liabilities	$173,043		1.1%

	Total net assets	$15,709,197		100.0%

	Net asset value as of March 31, 2007	$16.56

The Parnassus Income Funds • March 31, 2007        25

THE PARNASSUS INCOME FUNDS

Investing with a Conscience

One Market – Steuart Tower, Suite 1600 San Francisco, CA 94105
(800) 999-3505 (415) 778-0200
www.parnassus.com

Investment Adviser
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

Legal Counsel
Foley & Lardner LLP
777 E. Wisconsin Ave.
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
50 Fremont Street
San Francisco, CA 94105

Distributor
Parnassus Investments
One Market – Steuart Tower
Suite 1600
San Francisco, CA 94105

This report must be preceded or accompanied by a current prospectus.

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